Average Enterprise Balance Sheet Data		Jun-08			Mar-08			Dec-07
($ in thousands)	Average Balance	Operating Interest Inc./Exp.	Average Yield/Cost	Average Balance	Operating Interest Inc./Exp.	Average Yield/Cost	Average Balance	Operating Interest Inc./Exp.	Average Yield/Cost
Enterprise interest-earning assets:
Loans, net(1)	$28,225,411	$402,103	5.70%	$29,925,013	$451,574	6.04%	$31,911,892	$508,925	6.38%
Margin receivables	6,809,407	75,382	4.45%	6,683,969	90,937	5.47%	7,426,723	124,722	6.66%
Mortgage-backed and related available-for-sale securities	8,643,520	98,587	4.56%	9,281,381	110,072	4.74%	11,820,948	150,820	5.10%
Available-for-sale investment securities	132,572	2,148	6.48%	169,848	2,835	6.67%	3,262,363	54,235	6.65%
Trading securities	528,495	9,151	6.93%	572,817	10,708	7.48%	91,437	2,012	8.80%
Cash and cash equivalents(2)	2,367,936	17,777	3.02%	1,468,776	13,833	3.79%	726,675	8,574	4.68%
Stock borrow and other	908,847	16,527	7.31%	793,450	15,640	7.93%	1,053,475	18,034	6.79%
Total average interest-earning assets	$47,616,188	$621,675	5.23%	$48,895,254	$695,599	5.70%	$56,293,513	$867,322	6.15%
Enterprise interest-bearing liabilities:
Retail deposits	$26,077,330	$137,527	2.12%	$25,383,594	$171,535	2.72%	$26,759,763	$202,717	3.01%
Brokered certificates of deposit	1,132,630	14,184	5.04%	1,229,811	15,169	4.96%	738,659	9,369	5.03%
Customer payables	4,561,706	7,949	0.70%	4,348,906	9,910	0.92%	5,340,382	14,999	1.11%
Repurchase agreements and other borrowings	7,474,092	68,630	3.63%	7,980,130	94,934	4.71%	10,776,229	143,089	5.20%
FHLB advances	4,629,974	51,609	4.41%	5,974,084	70,802	4.69%	8,433,904	107,259	4.98%
Stock loan and other	1,143,405	3,254	1.14%	1,679,887	10,640	2.55%	1,601,877	12,321	3.05%
Total average interest-bearing liabilities	$45,019,137	$283,153	2.51%	$46,596,412	$372,990	3.20%	$53,650,814	$489,754	3.59%
Enterprise net interest spread(3)		$338,522	2.72%		$322,609	2.50%		$377,568	2.56%
Reconciliation from Enterprise Net Interest Income to Consolidated Net Operating Interest Income

Average Enterprise Balance Sheet Data		Sep-07			Jun-07			Mar-07
($ in thousands)	Average Balance	Operating Interest Inc./Exp.	Average Yield/Cost	Average Balance	Operating Interest Inc./Exp.	Average Yield/Cost	Average Balance	Operating Interest Inc./Exp.	Average Yield/Cost
Enterprise interest-earning assets:
Loans, net(1)	$32,445,828	$528,193	6.51%	$31,037,971	$497,517	6.41%	$28,093,409	$451,399	6.43%
Margin receivables	7,348,376	133,791	7.22%	6,772,898	123,317	7.30%	6,573,401	120,319	7.42%
Mortgage-backed and related available-for-sale securities	12,811,113	169,603	5.30%	13,027,383	172,501	5.30%	12,040,109	157,967	5.25%
Available-for-sale investment securities	4,667,136	77,187	6.62%	4,200,636	68,616	6.53%	3,651,560	59,860	6.56%
Trading securities	118,195	3,052	10.33%	114,135	3,174	11.12%	119,779	3,269	10.92%
Cash and cash equivalents(2)	591,227	6,260	4.20%	643,415	8,375	5.22%	915,343	11,182	4.95%
Stock borrow and other	1,042,589	19,849	7.55%	983,382	18,411	7.51%	756,882	12,968	6.95%
Total average interest-earning assets	$59,024,464	$937,935	6.35%	$56,779,820	$891,911	6.28%	$52,150,483	$816,964	6.28%
Enterprise interest-bearing liabilities:
Retail deposits	$27,764,658	$216,426	3.09%	$26,778,743	$200,081	3.00%	$24,696,611	$177,329	2.91%
Brokered certificates of deposit	418,123	5,154	4.89%	424,645	5,220	4.93%	466,559	5,659	4.92%
Customer payables	5,764,590	17,893	1.23%	6,004,238	17,890	1.19%	5,723,207	16,708	1.18%
Repurchase agreements and other borrowings	12,582,907	165,925	5.16%	13,558,998	175,337	5.12%	12,137,872	159,031	5.24%
FHLB advances	8,650,546	115,531	5.23%	6,151,086	78,800	5.07%	4,996,389	62,852	5.03%
Stock loan and other	1,048,037	6,517	2.47%	1,194,006	8,381	2.82%	1,349,305	12,515	3.76%
Total average interest-bearing liabilities	$56,228,861	$527,446	3.70%	$54,111,716	$485,709	3.57%	$49,369,943	$434,094	3.54%
Enterprise net interest spread(3)		$410,489	2.65%		$406,202	2.71%		$382,870	2.74%
Reconciliation from Enterprise Net Interest Income to Consolidated Net Operating Interest Income

Average Enterprise Balance Sheet Data		Dec-06			Sep-06			Jun-06
($ in thousands)	Average Balance	Operating Interest Inc./Exp.	Average Yield/Cost	Average Balance	OperatingInterest Inc./Exp.	Average Yield/Cost	Average Balance	Operating Interest Inc./Exp.	Average Yield/Cost
Enterprise interest-earning assets:
Loans, net(1)	$25,752,337	$415,360	6.45%	$22,955,022	$364,744	6.36%	$20,419,936	$303,499	5.95%
Margin receivables	6,430,118	119,213	7.36%	6,485,166	121,085	7.41%	6,839,327	121,044	7.10%
Mortgage-backed and related available-for-sale securities	11,815,399	158,435	5.36%	12,068,052	159,199	5.28%	11,715,510	147,374	5.03%
Available-for-sale investment securities	3,248,168	53,669	6.61%	3,033,789	49,115	6.48%	2,895,267	45,152	6.24%
Trading securities	134,143	3,194	9.53%	114,806	2,600	9.06%	142,452	2,946	8.27%
Cash and cash equivalents(2)	786,369	10,056	5.07%	679,130	8,132	4.75%	974,271	10,465	4.31%
Stock borrow and other	846,388	14,234	6.67%	552,794	10,815	7.76%	592,875	10,358	7.01%
Total average interest-earning assets	$49,012,922	$774,161	6.31%	$45,888,759	$715,690	6.23%	$43,579,638	$640,838	5.89%
Enterprise interest-bearing liabilities:
Retail deposits	$22,612,957	$159,889	2.81%	$20,992,962	$141,035	2.67%	$19,848,322	$115,062	2.33%
Brokered certificates of deposit	524,934	6,464	4.89%	618,681	7,453	4.78%	577,068	6,696	4.65%
Customer payables	5,832,936	16,962	1.15%	5,339,127	15,649	1.16%	5,986,183	14,663	0.98%
Repurchase agreements and other borrowings	11,870,171	157,625	5.20%	11,586,260	150,837	5.09%	10,580,283	129,103	4.83%
FHLB advances	4,456,304	56,849	4.99%	3,583,663	43,950	4.80%	2,842,198	32,207	4.48%
Stock loan and other	1,176,498	10,016	3.38%	1,283,026	11,617	3.59%	1,133,694	8,487	3.00%
Total average interest-bearing liabilities	$46,473,800	$407,805	3.46%	$43,403,719	$370,541	3.36%	$40,967,748	$306,218	2.98%
Enterprise net interest spread(3)		$366,356	2.85%		$345,149	2.87%		$334,620	2.91%
Reconciliation from Enterprise Net Interest Income to Consolidated Net Operating Interest Income

Average Enterprise Balance Sheet Data		Mar-06
($ in thousands)	Average Balance	Operating Interest Inc./Exp.	Average Yield/Cost
Enterprise interest-earning assets:
Loans, net(1)	$19,571,064	$281,270	5.75%
Margin receivables	6,371,386	103,198	6.57%
Mortgage-backed and related available-for-sale securities	10,555,616	125,504	4.76%
Available-for-sale investment securities	2,357,391	35,190	5.97%
Trading securities	138,660	2,648	7.64%
Cash and cash equivalents(2)	1,279,552	13,386	4.24%
Stock borrow and other	652,473	9,469	5.89%
Total average interest-earning assets	$40,926,142	$570,665	5.59%
Enterprise interest-bearing liabilities:
Retail deposits	$18,120,089	$90,505	2.03%
Brokered certificates of deposit	420,600	4,113	3.97%
Customer payables	6,383,907	14,775	0.94%
Repurchase agreements and other borrowings	9,855,018	111,520	4.53%
FHLB advances	3,054,111	32,539	4.26%
Stock loan and other	669,753	4,197	2.54%
Total average interest-bearing liabilities	$38,503,478	$257,649	2.69%
Enterprise net interest spread(3)		$313,016	2.90%
Reconciliation from Enterprise Net Interest Income to Consolidated Net Operating Interest Income

	Three Months Ended
($ in thousands)	Jun-08	Mar-08	Dec-07	Sep-07	Jun-07	Mar-07	Dec-06	Sep-06	Jun-06	Mar-06

Enterprise net interest income	$338,522	$322,609	$377,568	$410,489	$406,202	$382,870	$366,356	$345,149	$334,620	$313,016
Less: Taxable equivalent adjustment(4)	(3,205)	(3,698)	(7,537)	(8,523)	(7,487)	(7,320)	(6,353)	(5,246)	(4,306)	(3,392)
Plus : Customer cash held by third parties and other(5)	7,447	7,460	8,898	9,476	9,017	9,946	11,205	11,504	10,831	12,131
Consolidated net operating interest income	$342,764	$326,371	$378,929	$411,442	$407,732	$385,496	$371,208	$351,407	$341,145	$321,755

(1) Excludes loans to customers on margin.
(2) Includes segregated cash balances.
(3)  Enterprise net interest spread is the taxable equivalent rate earned on average enterprise interest-earning assets less the rate paid on average enterprise interest-bearing liabilities, excluding corporate interest-earning assets and liabilities, stock conduit and customer cash held by third parties.

(4) Gross-up for tax-exempt securities and loans.
(5)  Includes interest earned on average customer assets of $3.4 billion, $3.3 billion, $3.8 billion, $4.1 billion, $4.0 billion, $3.9 billion, $3.8 billion, $3.6 billion, $3.4 billion and $3.6 billion for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively, held by parties outside E*TRADE FINANCIAL, including third party money market funds and sweep deposit accounts at unaffiliated financial institutions. Other consists of net operating interest income earned on average stock conduit assets of $0.01 million, $0.4 million, $2.2 million, $2.7 million, $13.1 million, $26.5 million, $362.4 million and $824.0 million for the quarters ended March 31, 2008, December 31, 2007, June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, respectively. There were not any stock conduit assets at June 30, 2008 and September 30

Consolidated Income Statement Quarterly History Q106-Q208
($ in thousands)	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	2006	2007	YTD 2008

Revenue:
Operating interest income	$589,663	$654,622	$725,023	$781,003	$820,934	$894,451	$938,979	$868,691	$699,591	$626,074	$2,750,311	$3,523,055	$1,325,665
Operating interest expense	(267,908)	(313,477)	(373,616)	(409,795)	(435,438)	(486,719)	(527,537)	(489,762)	(373,220)	(283,310)	(1,364,796)	(1,939,456)	(656,530)
Net operating interest income	321,755	341,145	351,407	371,208	385,496	407,732	411,442	378,929	326,371	342,764	1,385,515	1,583,599	669,135
Commission	168,389	159,803	127,413	141,471	151,804	162,682	180,622	168,534	122,255	122,235	597,076	663,642	244,490
Fees and service charges	53,069	53,090	53,983	59,735	54,055	59,379	57,838	59,295	54,941	50,962	219,877	230,567	105,903
Principal transactions	30,692	31,590	22,680	25,174	29,632	27,377	20,734	24,437	20,490	18,392	110,136	102,180	38,882
Gain (loss) on loans and securities, net	2,559	8,823	4,171	5,647	11,598	636	(201,130)	(2,276,578)	(8,567)	(15,707)	21,200	(2,465,474)	(24,274)
Other revenue	7,678	9,134	8,522	9,508	9,598	11,050	12,614	13,950	13,604	13,691	34,842	47,212	27,295
Total non-interest income (expense)	262,387	262,440	216,769	241,535	256,687	261,124	70,678	(2,010,362)	202,723	189,573	983,131	(1,421,873)	392,296
Total net revenue	584,142	603,585	568,176	612,743	642,183	668,856	482,120	(1,631,433)	529,094	532,337	2,368,646	161,726	1,061,431
Provision for loan losses	10,197	10,270	12,547	11,956	21,186	30,045	186,536	402,311	233,871	319,121	44,970	640,078	552,992

Operating expenses:
Compensation and benefits	106,311	115,486	100,680	106,467	114,732	110,652	110,092	99,309	123,128	96,082	428,944	434,785	219,210
Clearing and servicing	61,701	62,461	60,157	60,024	63,547	70,093	74,809	61,750	44,885	46,122	244,343	270,199	91,007
Advertising and market development	30,392	27,409	20,811	27,404	42,044	32,897	25,190	38,544	57,448	42,737	106,016	138,675	100,185
Communications	29,691	26,026	23,721	23,550	24,019	23,655	25,254	25,419	25,094	24,500	102,988	98,347	49,594
Professional services	26,293	21,589	19,077	23,181	23,062	22,589	19,252	34,290	23,645	25,749	90,140	99,193	49,394
Depreciation and amortization	18,096	18,190	17,885	17,020	18,861	19,566	21,618	23,153	21,653	20,385	71,191	83,198	42,038
Occupancy and equipment	18,389	18,158	19,766	20,566	21,435	20,791	21,143	21,820	20,498	21,698	76,879	85,189	42,196
Amortization of other intangibles	11,318	11,972	12,087	10,829	10,268	10,187	10,485	9,532	10,910	9,135	46,206	40,472	20,045
Impairment of goodwill	-	-	-	-	-	-	-	101,208	-	-	-	101,208	-
Facility restructuring and other exit activities	(505)	2,878	15,212	5,279	192	(2,114)	5,037	24,068	10,566	12,433	22,864	27,183	22,999
Other	27,828	29,328	43,038	29,596	30,604	71,506	42,599	50,675	16,506	19,702	129,790	195,384	36,208
Total operating expenses	329,514	333,497	332,434	323,916	348,764	379,822	355,479	489,768	354,333	318,543	1,319,361	1,573,833	672,876

Income (loss) before other income (expense), income taxes and discontinued operations	244,431	259,818	223,195	276,871	272,233	258,989	(59,895)	(2,523,512)	(59,110)	(105,327)	1,004,315	(2,052,185)	(164,437)
Income (loss) before other income (expense), income taxes and discontinued operations, excluding restructuring	243,926	262,696	238,407	282,150	272,425	256,875	(54,858)	(2,499,444)	(48,544)	(92,894)	1,027,179	(2,025,002)	(141,438)
% to revenue	41.8%	43.0%	39.3%	45.2%	42.4%	38.7%	N.M	N.M.	N.M.	N.M.	42.4%	N.M.	N.M.
% to revenue excluding restructuring	41.8%	43.5%	42.0%	46.0%	42.4%	38.4%	N.M	N.M.	N.M.	N.M.	43.4%	N.M.	N.M.

Corporate interest income	1,961	2,188	1,942	2,342	1,705	1,001	1,018	2,031	2,426	1,806	8,433	5,755	4,232
Corporate interest expense	(40,508)	(36,114)	(37,964)	(37,910)	(37,791)	(37,866)	(37,365)	(59,460)	(95,241)	(90,249)	(152,496)	(172,482)	(185,490)
Gain (loss) on sales of investments, net	17,616	15,290	26,991	10,899	19,756	17,267	(18)	(1,025)	502	18	70,796	35,980	520
Gain (loss) on early extinguishment of debt	(135)	(568)	-	(476)	-	31	(37)	(13)	(2,851)	12,935	(1,179)	(19)	10,084
Equity in income (loss) of investments and venture funds	(1,007)	189	2,519	750	8,095	(840)	(741)	1,151	4,699	(1,594)	2,451	7,665	3,105
Total other income (expense)	(22,073)	(19,015)	(6,512)	(24,395)	(8,235)	(20,407)	(37,143)	(57,316)	(90,465)	(77,084)	(71,995)	(123,101)	(167,549)

Income (loss) before income taxes, discontinued operations and cumulative effect of accounting change	222,358	240,803	216,683	252,476	263,998	238,582	(97,038)	(2,580,828)	(149,575)	(182,411)	932,320	(2,175,286)	(331,986)
Income tax expense (benefit)	78,940	84,754	66,649	75,046	93,504	80,894	(38,206)	(869,141)	(56,648)	(62,968)	305,389	(732,949)	(119,616)
Net income (loss) from continuing operations	143,418	156,049	150,034	177,430	170,494	157,688	(58,832)	(1,711,687)	(92,927)	(119,443)	626,931	(1,442,337)	(212,370)
Gain (loss) from discontinued operations	(947)	435	3,215	(775)	(1,084)	1,441	384	(158)	1,734	24,884	1,928	583	26,618
Net income (loss)	$142,471	$156,484	$153,249	$176,655	$169,410	$159,129	$(58,448)	$(1,711,845)	$(91,193)	$(94,559)	$628,859	$(1,441,754)	$(185,752)
Diluted earnings (loss) per share	$0.33	$0.36	$0.35	$0.40	$0.39	$0.37	$(0.14)	$(3.98)	$(0.20)	$(0.19)	$1.44	$(3.40)	$(0.39)

(1) All periods have been represented for the discontinued operations relating to E*TRADE Professional, Canadian brokerage business and lending business.

Retail Segment Quarterly History Q106-Q208
($ in thousands)	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	2006	2007	YTD 2008

Revenue:
Operating interest income	$313,220	$366,003	$390,430	$424,549	$445,195	$487,648	$525,864	$497,814	$416,421	$404,078	$1,494,202	$1,956,521	$820,499
Operating interest expense	(110,057)	(140,410)	(172,711)	(200,562)	(222,392)	(243,111)	(273,492)	(254,969)	(209,378)	(183,385)	(623,740)	(993,964)	(392,763)
Net operating interest income	203,163	225,593	217,719	223,987	222,803	244,537	252,372	242,845	207,043	220,693	870,462	962,557	427,736
Commission	130,245	121,884	96,229	110,105	117,302	122,133	135,721	145,060	121,669	122,124	458,463	520,216	243,793
Fees and service charges	49,907	48,655	48,171	55,304	50,058	53,263	56,380	58,981	52,802	50,989	202,037	218,682	103,791
Gain (loss) on loans and securities, net	1,627	1,377	238	173	176	102	(98)	-	(2)	18	3,415	180	16
Other revenue	7,817	9,397	8,488	9,654	9,730	11,142	9,810	9,971	9,677	10,284	35,356	40,653	19,961
Total non-interest income	189,596	181,313	153,126	175,236	177,266	186,640	201,813	214,012	184,146	183,415	699,271	779,731	367,561
Total net revenue	392,759	406,906	370,845	399,223	400,069	431,177	454,185	456,857	391,189	404,108	1,569,733	1,742,288	795,297

Operating expenses:
Compensation and benefits	62,214	70,932	67,890	68,880	72,069	72,088	74,379	69,779	84,089	74,503	269,916	288,315	158,592
Clearing and servicing	14,781	17,295	16,527	16,219	17,694	19,372	20,481	19,697	16,604	19,966	64,822	77,244	36,570
Advertising and market development	28,672	25,387	19,421	25,521	40,383	31,353	25,125	38,521	57,436	42,748	99,001	135,382	100,184
Communications	27,308	23,261	20,954	20,702	21,176	20,920	22,471	22,640	23,529	23,264	92,225	87,207	46,793
Professional services	20,986	16,654	10,555	13,547	13,312	14,577	12,817	22,456	14,790	15,423	61,742	63,162	30,213
Depreciation and amortization	13,973	14,023	13,580	13,277	14,336	14,791	15,629	17,410	16,874	16,430	54,853	62,166	33,304
Occupancy and equipment	17,003	16,347	18,262	17,287	18,626	17,924	18,292	20,898	19,415	20,492	68,899	75,740	39,907
Amortization of other intangibles	9,859	9,814	9,913	10,002	9,619	9,536	9,370	9,372	8,777	8,743	39,588	37,897	17,520
Facility restructuring and other exit activities	123	2,818	15,244	5,730	476	(1,456)	427	6,408	182	5,725	23,915	5,855	5,907
Other	18,481	20,336	32,760	20,030	18,380	29,656	30,849	36,011	26,394	6,438	91,607	114,896	32,832
Total operating expenses	213,400	216,867	225,106	211,195	226,071	228,761	229,840	263,192	268,090	233,732	866,568	947,864	501,822

Segment income	$179,359	$190,039	$145,739	$188,028	$173,998	$202,416	$224,345	$193,665	$123,099	$170,376	$703,165	$794,424	$293,475
Segment income, excluding restructuring	$179,482	$192,857	$160,983	$193,758	$174,474	$200,960	$224,772	$200,073	$123,281	$176,101	$727,080	$800,279	$299,382
% to revenue	45.7%	46.7%	39.3%	47.1%	43.5%	46.9%	49.4%	42.4%	31.5%	42.2%	44.8%	45.6%	36.9%
% to revenue excluding restructuring	45.7%	47.4%	43.4%	48.5%	43.6%	46.6%	49.5%	43.8%	31.5%	43.6%	46.3%	45.9%	37.6%

(1) All periods have been represented for the discontinued operations relating to E*TRADE Professional, Canadian brokerage business and lending business.

Institutional Segment Quarterly History Q106-Q208
($ in thousands)	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	2006	2007	YTD 2008

Revenue:
Operating interest income	$453,199	$502,824	$575,866	$629,813	$670,831	$741,305	$787,253	$722,274	$590,384	$531,841	$2,161,702	$2,921,663	$1,122,225
Operating interest expense	(334,607)	(387,272)	(442,178)	(482,592)	(508,138)	(578,110)	(628,183)	(586,190)	(471,056)	(409,770)	(1,646,649)	(2,300,621)	(880,826)
Net operating interest income	118,592	115,552	133,688	147,221	162,693	163,195	159,070	136,084	119,328	122,071	515,053	621,042	241,399

Commission	38,144	37,919	31,184	31,366	34,502	40,549	44,901	23,474	586	111	138,613	143,426	697
Fees and service charges	5,435	6,214	6,434	7,283	6,177	8,572	4,045	2,825	4,064	2,451	25,366	21,619	6,515
Principal transactions	30,692	31,590	22,680	25,174	29,632	27,377	20,734	24,437	20,490	18,392	110,136	102,180	38,882
Gain (loss) on loans and securities, net	932	7,446	3,933	5,474	11,422	534	(201,032)	(2,276,578)	(8,565)	(15,725)	17,785	(2,465,654)	(24,290)
Other revenue	87	(22)	164	16	10	52	2,948	4,083	3,943	3,420	245	7,093	7,363
Total non-interest income (expense)	75,290	83,147	64,395	69,313	81,743	77,084	(128,404)	(2,221,759)	20,518	8,649	292,145	(2,191,336)	29,167
Total net revenue	193,882	198,699	198,083	216,534	244,436	240,279	30,666	(2,085,675)	139,846	130,720	807,198	(1,570,294)	270,566
Provision for loan losses	10,197	10,270	12,547	11,956	21,186	30,045	186,536	402,311	233,871	319,121	44,970	640,078	552,992

Operating expenses:
Compensation and benefits	44,097	44,554	32,790	37,587	42,663	38,564	35,713	29,530	39,039	21,579	159,028	146,470	60,618
Clearing and servicing	49,419	47,186	44,382	46,819	48,175	53,321	57,059	44,668	30,222	28,647	187,806	203,223	58,869
Advertising and market development	1,720	2,022	1,390	1,883	1,661	1,544	65	23	12	(11)	7,015	3,293	1
Communications	2,383	2,765	2,767	2,848	2,843	2,735	2,783	2,779	1,565	1,236	10,763	11,140	2,801
Professional services	5,307	4,935	8,522	9,634	9,750	8,012	6,435	11,834	8,855	10,326	28,398	36,031	19,181
Depreciation and amortization	4,123	4,167	4,305	3,743	4,525	4,775	5,989	5,743	4,779	3,955	16,338	21,032	8,734
Occupancy and equipment	1,386	1,811	1,504	3,279	2,809	2,867	2,851	922	1,083	1,206	7,980	9,449	2,289
Amortization of other intangibles	1,459	2,158	2,174	827	649	651	1,115	160	2,133	392	6,618	2,575	2,525
Impairment of goodwill	-	-	-	-	-	-	-	101,208	-	-	-	101,208	-
Facility restructuring and other exit activities	(628)	60	(32)	(451)	(284)	(658)	4,610	17,660	10,384	6,708	(1,051)	21,328	17,092
Other	9,347	8,992	10,278	9,566	12,224	41,850	11,750	14,664	(9,888)	13,264	38,183	80,488	3,376
Total operating expenses	118,613	118,650	108,080	115,735	125,015	153,661	128,370	229,191	88,184	87,302	461,078	636,237	175,486

Segment income (loss)	$65,072	$69,779	$77,456	$88,843	$98,235	$56,573	$(284,240)	$(2,717,177)	$(182,209)	$(275,703)	$301,150	$(2,846,609)	$(457,912)
Segment income (loss), excluding restructuring	$64,444	$69,839	$77,424	$88,392	$97,951	$55,915	$(279,630)	$(2,699,517)	$(171,825)	$(268,995)	$300,099	$(2,825,281)	$(440,820)
% to revenue	33.6%	35.1%	39.1%	41.0%	40.2%	23.5%	N.M.	N.M.	N.M.	N.M.	37.3%	N.M.	N.M.
% to revenue excluding restructuring	33.2%	35.1%	39.1%	40.8%	40.1%	23.3%	N.M.	N.M.	N.M.	N.M.	37.2%	N.M.	N.M.

(1) All periods have been represented for the discontinued operations relating to the Canadian brokerage business.

Key Performance Metrics(1)(2)	Qtr ended 6/30/08	Qtr ended 3/31/08	Qtr ended 12/31/07	Qtr ended 9/30/07	Qtr ended 6/30/07	Qtr ended 3/31/07	Qtr ended 12/31/06	Qtr ended 9/30/06	Qtr ended 6/30/06	Qtr ended 3/31/06

Corporate Metrics(3)
Operating margin %(4)
Consolidated	N.M.	N.M.	N.M.	N.M.	39%	42%	45%	39%	43%	42%
Retail	42%	31%	42%	49%	47%	43%	47%	39%	47%	46%
Institutional	N.M.	N.M.	N.M.	N.M.	24%	40%	41%	39%	35%	34%

Employees	3,453	3,565	3,757	3,880	4,027	4,217	4,126	4,180	4,140	3,823
Consultants and other	243	302	305	229	240	266	358	455	565	702
Total headcount	3,696	3,867	4,062	4,109	4,267	4,483	4,484	4,635	4,705	4,525

Revenue per headcount	$144,031	$136,823	N.M.	$117,333	$156,751	$143,248	$136,651	$122,584	$128,286	$129,092

Revenue per compensation and benefits dollar	$5.54	$4.30	N.M.	$4.38	$6.04	$5.60	$5.76	$5.64	$5.23	$5.49

Book value per share	$4.91	$5.80	$6.14	$9.69	$10.19	$10.19	$9.84	$9.44	$9.03	$8.61
Tangible book value per share	$0.42	$0.57	$0.84	$3.66	$4.17	$4.22	$3.87	$3.44	$3.11	$2.58

Free cash ($MM)	$922.4	$1,061.1	$860.8	$503.5	$431.7	$464.7	$525.8	$580.1	$650.8	$650.7

Enterprise net interest spread (basis points)(5)	272	250	256	265	271	274	285	287	291	290
Enterprise interest-earning assets, average ($MM)(6)	$47,616	$48,895	$56,294	$59,024	$56,780	$52,150	$49,013	$45,889	$43,580	$40,926

Earnings before interest, taxes, depreciation & amortization ("EBITDA") ($MM)
Net income (loss) from continuing operations	$(119.4)	$(92.9)	$(1,711.7)	$(58.8)	$157.7	$170.5	$177.4	$150.0	$156.0	$143.4
Tax expense (benefit)	(63.0)	$(56.6)	$(869.1)	$(38.2)	$80.9	$93.5	$75.0	$66.6	$84.8	$78.9
Depreciation & amortization	29.5	32.6	32.7	32.1	29.8	29.1	27.8	30.0	30.2	29.4
Corporate interest expense	90.2	95.2	59.5	37.4	37.9	37.8	37.9	38.0	36.1	40.5
EBITDA	$(62.7)	$(21.7)	$(2,488.6)	$(27.5)	$306.3	$330.9	$318.1	$284.6	$307.1	$292.2

Interest coverage	(0.7)	(0.2)	(41.8)	(0.7)	8.1	8.8	8.4	7.5	8.5	7.2

Discontinued operations ($MM)
Lending loss, net of tax	$(4.6)	$(1.0)	$(8.6)	$(5.7)	$(2.8)	$(4.5)	N.A.	N.A.	N.A.	N.A.
Canada income, net of tax	5.4	2.7	8.4	6.1	4.2	3.4	N.A.	N.A.	N.A.	N.A.
Canada - benefit of excess tax basis over book basis	24.1	-	-	-	-	-	N.A.	N.A.	N.A.	N.A.
Income from discontinued operations, net of tax	$24.9	$1.7	$(0.2)	$0.4	$1.4	$(1.1)	N.A.	N.A.	N.A.	N.A.

Bank earnings before taxes and before credit losses(7)	$203.9	$182.7	$196.9	$225.0	$209.6	$178.4	$171.8	$149.7	$142.0	$122.2

Retail Metrics(3)

Trading days	64.0	61.0	63.0	62.5	63.0	61.0	62.5	62.5	63.0	62.0

Daily Average Revenue Trades ("DARTs")
US	151,102	155,706	179,298	161,459	141,606	141,238	132,716	116,459	142,621	159,199
International	21,212	24,849	24,626	23,952	19,020	19,931	15,597	13,274	16,579	16,271
DARTS from continuing operations	172,314	180,555	203,924	185,411	160,626	161,169	148,313	129,733	159,200	175,470
DARTS from discontinued operations	-	10,169	10,142	8,974	8,496	8,867	7,313	5,397	6,402	5,689
Total DARTs	172,314	190,724	214,066	194,385	169,122	170,036	155,626	135,130	165,602	181,159

Total trades from continuing operations (MM)	11.0	11.0	12.8	11.6	10.1	9.8	9.3	8.1	10.0	10.9
Total trades from discontinued operations (MM)	-	0.6	0.7	0.5	0.6	0.6	0.4	0.3	0.4	0.3
Total trades (MM)	11.0	11.6	13.5	12.1	10.7	10.4	9.7	8.4	10.4	11.2

Average commission per trade from continuing operations	$11.07	$11.05	$11.29	$11.71	$12.07	$11.93	$11.88	$11.87	$12.15	$11.97
Average commission per trade from discontinued operations	-	10.83	11.56	11.71	11.30	11.10	11.90	13.85	14.09	15.93
Total average commission per trade	$11.07	$11.04	$11.30	$11.71	$12.03	$11.89	$11.88	$11.95	$12.23	$12.10

End of period margin debt from continuing operations ($B)	$7.15	$6.46	$6.99	$7.38	$7.27	$6.82	$6.79	$6.26	$6.98	$6.70
End of period margin debt from discontinued operations ($B)	-	0.24	0.27	0.25	0.25	0.21	0.21	0.16	0.17	0.11
Total end of period margin debt ($B)	$7.15	$6.70	$7.26	$7.63	$7.52	$7.03	$7.00	$6.42	$7.15	$6.81

Average margin debt from continuing operations ($B)	$6.86	$6.73	$7.51	$7.45	$6.89	$6.70	$6.54	$6.50	$6.85	$6.52
Average margin debt from discontinued operations ($B)	-	0.26	0.28	0.26	0.24	0.21	0.18	0.16	0.14	0.11
Total average margin debt ($B)	$6.86	$6.99	$7.79	$7.71	$7.13	$6.91	$6.72	$6.66	$6.99	$6.63

Gross new investing/trading accounts	175,472	175,402	178,523	163,478	187,670	151,775	140,350	134,721	163,133	178,138
Gross new deposit/lending accounts	56,211	119,294	90,338	94,174	103,307	137,569	69,564	57,270	65,733	51,933
Closed accounts	(201,794)	(216,488)	(256,322)	(182,163)	(193,589)	(190,016)	(223,363)	(153,522)	(196,274)	(185,795)
Net new accounts from continuing operations	29,889	78,208	12,539	75,489	97,388	99,328	(13,449)	38,469	32,592	44,276
Net new accounts from discontinued operations	-	(16,400)	(5,504)	(13,314)	3,288	19,546	14,289	12,448	8,887	6,380
Net new accounts	29,889	61,808	7,035	62,175	100,676	118,874	840	50,917	41,479	50,656

End of period investing/trading accounts	3,519,378	3,506,506	3,507,655	3,545,816	3,534,252	3,499,986	3,500,842	3,526,587	3,521,186	3,531,795
End of period deposit/lending accounts	875,959	858,942	779,585	728,885	664,960	601,838	501,654	489,358	456,290	413,089
End of period accounts from continuing operations	4,395,337	4,365,448	4,287,240	4,274,701	4,199,212	4,101,824	4,002,496	4,015,945	3,977,476	3,944,884
End of period accounts from discontinued operations	-	412,790	429,190	434,694	448,008	444,720	425,174	410,885	398,437	389,550
End of period total accounts	4,395,337	4,778,238	4,716,430	4,709,395	4,647,220	4,546,544	4,427,670	4,426,830	4,375,913	4,334,434

Account Segmentation Detail(8)
Retail accounts within target segment(9)	935,730	922,139	944,456	972,904	931,472	870,195	832,935	N.A.	N.A.	N.A.
Other retail accounts(10)	2,440,794	2,414,695	2,288,024	2,248,086	2,208,768	2,180,399	2,108,469	N.A.	N.A.	N.A.
Corporate Services accounts	1,018,813	1,028,614	1,054,760	1,053,711	1,058,972	1,051,230	1,061,092	N.A.	N.A.	N.A.
End of period accounts from continuing operations	4,395,337	4,365,448	4,287,240	4,274,701	4,199,212	4,101,824	4,002,496	N.A.	N.A.	N.A.
End of period accounts from discontinued operations	-	412,790	429,190	434,694	448,008	444,720	425,174	N.A.	N.A.	N.A.
End of period total accounts	4,395,337	4,778,238	4,716,430	4,709,395	4,647,220	4,546,544	4,427,670	N.A.	N.A.	N.A.

Net new customers from continuing operations	21,597	43,223	92	25,178	39,252	14,870	(59,822)	(10,928)	2,459	(20,969)
Net new customers from discontinued operations and other (11)	(536,954)	17,160	4,500	2,243	11,941	22,230	54,939	40,137	8,581	6,298
Total net new customers (11)	(515,357)	60,383	4,592	27,421	51,193	37,100	(4,883)	29,209	11,040	(14,671)
End of period total customers(11)	3,105,300	3,620,657	3,560,274	3,555,682	3,528,261	3,477,068	3,439,968	3,444,851	3,415,642	3,404,602

End of period assets per customer	$52,172	$46,508	$53,361	$61,320	$60,323	$57,659	$56,659	$53,632	$52,741	$56,403
Consolidated net revenue per customer	$171	$146	$(458)	$136	$190	$185	$178	$165	$177	$172
Consolidated segment income (loss) per customer	$(34)	$(16)	$(709)	$(17)	$73	$78	$80	$65	$76	$72
Products per customer(12)	2.4	2.1	2.1	2.1	2.1	2.1	2.1	2.1	2.1	2.1

Customer Assets ($B)
Security holdings	$105.9	$105.4	$120.2	$138.5	$136.4	$130.2	$127.3	$120.8	$119.0	$125.4
Customer payables (cash)(13)	4.4	4.4	4.6	6.0	5.6	5.5	5.6	5.4	5.2	6.6
Customer cash balances held by third parties	3.2	3.3	3.3	4.0	4.1	3.9	3.8	3.9	3.9	3.8
Unexercised Corporate Services customer options (vested)	22.4	24.5	32.1	36.0	34.7	31.0	31.0	29.8	28.4	34.4
Customer assets in investing/trading accounts	135.9	137.6	160.2	184.5	180.8	170.6	167.7	159.9	156.5	170.2
Sweep deposit accounts	9.8	10.0	10.1	11.5	11.0	10.8	10.8	10.4	10.5	10.1
Transaction accounts	13.0	12.5	10.5	12.8	11.7	10.3	8.0	6.8	6.1	5.7
CDs	3.3	3.7	4.2	4.3	4.6	4.7	4.8	4.6	4.0	3.1
Customer assets in deposit accounts	26.1	26.2	24.8	28.6	27.3	25.8	23.6	21.8	20.6	18.9
Customer assets from continuing operations	162.0	163.8	185.0	213.1	208.1	196.4	191.3	181.7	177.1	189.1
Customer assets from discontinued operations	-	4.6	5.0	4.9	4.7	4.1	3.6	3.1	3.0	2.9
Total customer assets	$162.0	$168.4	$190.0	$218.0	$212.8	$200.5	$194.9	$184.8	$180.1	$192.0

Net new customer assets from continuing operations ($B)(14)	$1.8	$0.3	$(16.4)	$1.1	$1.5	$2.4	N.A.	N.A.	N.A.	N.A.
Net new customer assets from discontinued operations and other ($B)(14)	(0.9)	-	(0.1)	-	0.1	0.5	N.A.	N.A.	N.A.	N.A.
Net new customer assets ($B)(14)	$0.9	$0.3	$(16.5)	$1.1	$1.6	$2.9	N.A.	N.A.	N.A.	N.A.

Total customer cash and deposits from continuing operations ($B)	$33.7	$33.9	$32.7	$38.6	$37.0	$35.2	$33.0	$31.1	$29.7	$29.3
Total customer cash and deposits from discontinued operations ($B)	-	1.0	0.9	1.0	0.9	0.8	0.6	0.5	0.4	0.5
Total customer cash and deposits ($B)	$33.7	$34.9	$33.6	$39.6	$37.9	$36.0	$33.6	$31.6	$30.1	$29.8

Unexercised Corporate Services client options (unvested) ($B)	$21.5	$20.2	$27.5	$27.2	$24.8	$20.5	$19.8	$18.7	$16.5	$21.8

Institutional

Market Making
Equity shares traded (MM)	36,999	33,503	37,781	46,389	59,988	47,425	41,645	54,472	69,537	90,871
Average revenue capture per 1,000 equity shares	$0.466	$0.566	$0.586	$0.415	$0.433	$0.576	$0.551	$0.382	$0.387	$0.277
% of Bulletin Board equity shares to total equity shares	88.2%	87.8%	85.8%	88.9%	91.3%	89.7%	87.9%	92.5%	92.7%	94.1%

Capital Ratios
Tier 1 Capital Ratio(15)	6.73%	6.78%	6.22%	5.88%	6.15%	6.24%	6.07%	5.80%	5.85%	6.03%
Risk Weighted Capital Ratio(15)	12.24%	12.36%	11.37%	10.55%	10.58%	10.48%	10.55%	10.61%	11.01%	11.21%
Excess E*TRADE Bank risk-based capital(15)	$644.0	$695.3	$435.1	$192.6	$199.0	$161.9	$134.2	$136.4	$205.6	$227.6

Loans receivable ($MM)
Average loans receivable	$28,211	$29,890	$31,841	$32,272	$30,802	$27,837	$25,500	$22,780	$20,289	$19,482
Ending loans receivable, net	$26,960	$28,425	$30,039	$32,390	$31,484	$29,672	$26,373	$23,215	$20,872	$19,549

One- to Four- Family

Loan performance detail ($MM)
Current	$12,231	$14,033	$15,083	$16,558	$15,472	$13,178	$10,755	$8,837	N.A.	N.A.
30-89 days delinquent	368	363	297	250	203	201	135	94	N.A.	N.A.
90-179 days delinquent	192	151	120	62	38	24	19	25	N.A.	N.A.
180+ days delinquent	180	141	61	53	28	23	15	N.A.	N.A.	N.A.
Total delinquent loans	740	655	478	365	269	248	169	119	N.A.	N.A.
Gross loans receivable(16)	$13,971	$14,688	$15,561	$16,923	$15,741	$13,426	$10,924	$8,956	N.A.	N.A.

Credit Quality and Reserve Metrics
Special mention loans (30-89 days delinquent) as a % of gross loans receivable	2.63%	2.47%	1.91%	1.47%	1.29%	1.50%	1.23%	1.04%	N.A.	N.A.
Nonperforming loans (90+ days delinquent) as a % of gross loans receivable	2.66%	1.99%	1.17%	0.68%	0.42%	0.35%	0.31%	0.28%	N.A.	N.A.
Total delinquent loans (30+ days delinquent) as a % of gross loans receivable	5.30%	4.46%	3.07%	2.15%	1.71%	1.85%	1.54%	1.32%	N.A.	N.A.
Allowance for loan losses as a % of gross loans receivable	0.37%	0.28%	0.12%	0.06%	0.02%	0.02%	0.07%	0.07%	N.A.	N.A.
Allowance for loan losses as a % of nonperforming loans	14.03%	14.17%	10.39%	8.11%	5.43%	7.04%	23.10%	23.80%	N.A.	N.A.
Net charge-offs as a % of average loans receivable (annualized)	0.91%	0.38%	0.10%	0.01%	0.00%	0.02%	0.01%	(0.00)%	N.A.	N.A.
Provision as a % of average loans receivable (annualized)	1.21%	0.98%	0.33%	0.15%	0.01%	(0.13)%	0.08%	0.02%	N.A.	N.A.

Home Equity

Loan performance detail ($MM)
Current	$10,454	$11,029	$11,603	$12,262	$12,391	$12,849	$11,955	$10,625	N.A.	N.A.
30-89 days delinquent	282	277	291	253	181	141	101	48	N.A.	N.A.
90-179 days delinquent	250	222	186	117	70	42	21	24	N.A.	N.A.
180+ days delinquent	55	63	44	34	28	21	11	N.A.	N.A.	N.A.
Total delinquent loans	587	562	521	404	279	204	133	72	N.A.	N.A.
Gross loans receivable(16)	$11,041	$11,591	$12,124	$12,666	$12,670	$13,053	$12,088	$10,697	N.A.	N.A.

Credit Quality and Reserve Metrics
Special mention loans (30-89 days delinquent) as a % of gross loans receivable	2.56%	2.39%	2.41%	1.99%	1.42%	1.08%	0.83%	0.45%	N.A.	N.A.
Nonperforming loans (90+ days delinquent) as a % of gross loans receivable	2.76%	2.46%	1.89%	1.19%	0.77%	0.48%	0.27%	0.22%	N.A.	N.A.
Total delinquent loans (30+ days delinquent) as a % of gross loans receivable	5.32%	4.85%	4.30%	3.19%	2.19%	1.56%	1.10%	0.67%	N.A.	N.A.
Allowance for loan losses as a % of gross loans receivable	4.95%	4.23%	3.79%	1.38%	0.40%	0.31%	0.26%	0.29%	N.A.	N.A.
Allowance for loan losses as a % of nonperforming loans	179.32%	172.18%	200.05%	115.69%	51.11%	64.61%	98.31%	131.54%	N.A.	N.A.
Net charge-offs as a % of average loans receivable (annualized)	7.18%	5.02%	2.94%	1.46%	0.49%	0.37%	0.20%	0.13%	N.A.	N.A.
Provision as a % of average loans receivable (annualized)	9.14%	6.09%	12.11%	5.45%	0.78%	0.67%	0.22%	0.21%	N.A.	N.A.

Consumer and Other

Loan performance detail ($MM)
Current	$2,553	$2,682	$2,830	$2,985	$3,133	$3,242	$3,396	$3,601	N.A.	N.A.
30-89 days delinquent	23	23	24	17	12	13	23	25	N.A.	N.A.
90-179 days delinquent	7	6	7	7	3	6	9	6	N.A.	N.A.
180+ days delinquent	1	1	1	1	-	-	-	N.A.	N.A.	N.A.
Total delinquent loans	31	30	32	25	15	19	32	31	N.A.	N.A.
Gross loans receivable(16)	$2,584	$2,712	$2,862	$3,010	$3,148	$3,261	$3,428	$3,632	N.A.	N.A.

Credit Quality and Reserve Metrics
Special mention loans (30-89 days delinquent) as a % of gross loans receivable	0.88%	0.84%	0.83%	0.63%	0.39%	0.39%	0.69%	0.69%	N.A.	N.A.
Nonperforming loans (90+ days delinquent) as a % of gross loans receivable	0.30%	0.26%	0.27%	0.25%	0.11%	0.18%	0.26%	0.16%	N.A.	N.A.
Total delinquent loans (30+ days delinquent) as a % of gross loans receivable	1.18%	1.11%	1.10%	0.88%	0.50%	0.57%	0.95%	0.85%	N.A.	N.A.
Allowance for loan losses as a % of gross loans receivable	1.45%	1.24%	1.05%	0.82%	0.70%	0.73%	0.82%	0.90%	N.A.	N.A.
Allowance for loan losses as a % of nonperforming loans	482.78%	471.56%	396.71%	332.30%	630.11%	400.72%	316.61%	567.76%	N.A.	N.A.
Net charge-offs as a % of average loans receivable (annualized)	2.01%	1.74%	1.11%	0.92%	0.83%	1.03%	0.91%	0.70%	N.A.	N.A.
Provision as a % of average loans receivable (annualized)	2.57%	2.24%	1.87%	1.25%	0.61%	0.51%	0.38%	0.72%	N.A.	N.A.

Total Loans Receivable

Loan performance detail ($MM)
Current	$26,238	$27,744	$29,516	$31,805	$30,996	$29,269	$26,106	$23,063	$20,764	$19,430
30-89 days delinquent	673	663	612	520	396	355	259	167	129	142
90-179 days delinquent	449	379	313	186	111	72	49	55	46	41
180+ days delinquent	236	205	106	88	56	44	26	N.A.	N.A.	N.A.
Total delinquent loans	1,358	1,247	1,031	794	563	471	334	222	175	183
Total gross loans receivable (16)	$27,596	$28,991	$30,547	$32,599	$31,559	$29,740	$26,440	$23,285	$20,939	$19,613

Credit Quality and Reserve Metrics
Special mention loans (30-89 days delinquent) as a % of gross loans receivable	2.44%	2.29%	2.00%	1.60%	1.25%	1.19%	0.98%	0.72%	0.62%	0.72%
Nonperforming loans (90+ days delinquent) as a % of gross loans receivable	2.48%	2.02%	1.02%	0.84%	0.53%	0.39%	0.28%	0.24%	0.22%	0.21%
Total delinquent loans (30+ days delinquent) as a % of gross loans receivable	4.92%	4.30%	3.37%	2.44%	1.78%	1.58%	1.26%	0.96%	0.84%	0.93%
Allowance for loan losses as a % of gross loans receivable	2.30%	1.95%	1.66%	0.64%	0.24%	0.23%	0.26%	0.30%	0.32%	0.33%
Allowance for loan losses as a % of nonperforming loans	92.95%	96.84%	121.44%	76.24%	45.34%	58.68%	90.52%	127.57%	144.45%	158.79%
Net charge-offs as a % of average loans receivable (annualized)	3.53%	2.36%	1.30%	0.66%	0.29%	0.30%	0.22%	0.17%	0.15%	0.18%
Provision as a % of average loans receivable (annualized)	4.52%	3.13%	5.05%	2.31%	0.39%	0.30%	0.19%	0.22%	0.20%	0.21%

(1) Amounts and percentages may not calculate due to rounding.
(2) The unaudited information is presented to provide additional disclosure surrounding metrics from discontinued operations to historical periods. Because this information is unaudited and not in its final format, figures included are subject to change.

(3) Data has been reclassified to reflect discontinued operations related to the Canadian brokerage business and lending business.
(4) Operating margin is the percentage of net revenue that results in net income (loss) before other income (expense), income taxes and discontinued operations. The percentage is calculated by dividing our income (loss) before other income (expense), income taxes and discontinued operations by our total net revenue.
(5) Enterprise net interest spread is the taxable equivalent rate earned on average enterprise interest-earning assets less the rate paid on average enterprise interest-bearing liabilities, excluding corporate interest-earning assets and liabilities, stoc

(6) Enterprise interest-earning assets consists of the primary interest-earning assets of the Company and includes: loans receivable, mortgage-backed and available-for-sale securities, margin loans, stock borrow balances, and cash required to be segregat that earn interest for the Company.
(7) Bank earnings before taxes and before credit losses represents the pre-tax earnings of E*TRADE Bank Holding Company ("ETBH" or "Bank") before discontinued operations, gain (loss) on securities, net and provision for loan losses.

This metric shows the amount of earnings that the Bank, after accruing for the interest expense on its trust preferred securities, generates each quarter prior to credit related losses, primarily provision and gain (loss) on securities. Management believe to investors and analysts as it is an indicator of the level of credit related losses the Bank can absorb without causing a decline in E*TRADE Bank's excess risk based capital (a). Below is a reconciliation of Bank earnings before taxes and before credit income taxes and discontinued operations:
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Income (loss) before income taxes and discontinued operations	(182,411)	(149,575)	(2,580,828)	(97,038)	238,582	263,998	252,476	216,683	240,803	222,358
Add back:
Non-bank (income) loss before tax and discontinued operations(b)	51,736	90,285	(125)	(63,174)	(53,177)	(90,746)	(85,645)	(65,412)	(97,508)	(93,816)
Provision for loan losses	319,121	233,871	402,311	186,536	30,045	21,186	11,956	12,547	10,270	10,197
(Gain) loss on securities, net(c)	15,422	8,069	2,274,355	198,723	(5,870)	(16,079)	(7,030)	(14,132)	(11,563)	(16,516)
Impairment of goodwill	-	-	101,208	-	-	-	-	-	-	-
Bank earnings before taxes and before credit losses	203,868	182,650	196,921	225,047	209,580	178,359	171,757	149,686	142,002	122,223

(a) Excess risk based capital is the excess capital that E*TRADE Bank has compared to the regulatory minimum well-capitalized threshold.
(b) Non-bank income (loss) represents all of the Company's subsidiaries including Corporate and Brokerage, but excluding the Bank.
(c) Gain (loss) on securities, net is included in the Gain (loss) on loans and securities, net line item on the consolidated statement of income (loss).

(8) Data prior to Q4 2006 is not available.
(9) Target segment accounts are accounts held by customers with over $50,000 in assets and/or generating 30 or more trades per quarter.
(10) Other retail accounts are accounts that (a) were opened less than 90 days prior to the end of the relevant quarter; (b) only include a lending relationship or (c) that otherwise do not meet the definition of a target segment account.

(11) Net new customers from discontinued operations and other consists of customers related to our discontinued operations and the impact of an improvement in our customer identification methodology implemented during the second quarter of 2008. End of pe

(12) Products per customer increased in Q208 due to the impact of customers related to our discontinued operations and an improvement in our customer identification methodology implemented during the second quarter of 2008.

(13) Excludes customer payables (cash) from discontinued operations.
(14) Net new customer assets are total inflows to all new and existing customer accounts less total outflows from all closed and existing customer and closed accounts. Data prior to Q107 is not available. In Q208, net new customer assets from discontinued

(15) Q2 2008 estimate. Quarters beginning in Q107 include the results of E*TRADE Clearing, LLC, which became an operating subsidiary of E*TRADE Bank in Q1 2007.
(16) Includes unpaid principal balances and premiums (discounts).